Income Taxes - Schedule of Significant Components of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Non-current deferred tax assets:
Accruals and others	¥ 7,596	$ 1,164	¥ 10,485
Net operating loss carry forwards	1,044,010	160,002	1,161,298
Carryforwards of deductible advertising expenses	11,500	1,762	12,237
Allowance for doubtful accounts	269,615	41,320	62,276
Subtotal	1,332,721	204,248	1,246,296
Less: valuation allowance	(1,332,721)	(204,248)	(1,246,296)	$ (191,002)	¥ (1,207,426)	¥ (1,198,872)
Total non-current deferred tax assets, net	0	0	0
Non-current deferred tax liabilities:
Recognition of intangible assets arising from business combination	(14,861)	(2,278)	(23,658)
Total non-current deferred tax liabilities, net	¥ (14,861)	$ (2,278)	¥ (23,658)